Exhibit 10.18(ii)

SECOND AMENDMENT
OF THE
NORTHERN TRUST CORPORATION
EXECUTIVE FINANCIAL CONSULTING AND
TAX PREPARATION SERVICES PLAN
(As Amended and Restated Effective January 1, 2008)

WHEREAS, Northern Trust Corporation (the “Corporation”) maintains the Northern Trust Corporation Executive Financial Consulting and Tax Preparation Services Plan, As Amended and Restated Effective January 1, 2008 (the “Plan”); and

WHEREAS, amendment of the Plan is now considered desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Corporation under Section 5.1 of the Plan, the Plan is hereby amended, effective October 1, 2018, as follows:

1. To change the Plan name to the Northern Trust Corporation Wealth Planning and Tax Consulting Services Plan;

2. To delete the Introduction to the Plan in its entirety and to substitute the following therefor:

“The Northern Trust Corporation Executive Financial Consulting and Tax Preparation Services Plan was established by Northern Trust Corporation, a Delaware corporation (the “Corporation”), to provide a select group of management or highly compensated employees of the Corporation (and its subsidiaries and affiliates) with the opportunity to receive services or reimbursement of expenses for services for wealth planning and tax consulting. The Northern Trust Corporation Executive Financial Consulting and Tax Preparation Services Plan was amended and restated generally effective January 1, 2008 (with other effective dates as noted therein) to comply with various changes in applicable law, including the American Jobs Creation Act of 2004. Effective October 1, 2018, the Plan was amended to change its name to the Northern Trust Corporation Wealth Planning and Tax Consulting Services Plan”; and

3. To delete Section 1.10 of the Plan in its entirety and to substitute the following therefor:

“ ‘Plan’ means the Northern Trust Corporation Wealth Planning and Tax Consulting Services Plan.”

IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf this 27th day of September, 2018, effective October 1, 2018.

NORTHERN TRUST CORPORATION

By: /s/ Kathryn A. O’Neill
Name:    Kathryn A. O’Neill
Title:    Senior Vice President, Compensation,
Benefits and Global Mobility